Exhibit 10.21


                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                 ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"),
                    AND HAVE BEEN SOLD IN RELIANCE ON CERTAIN
                    EXEMPTIONS FROM REGISTRATION PROVIDED BY
                     REGULATION D UNDER THE SECURITIES ACT.



                   REDEEMABLE CONVERTIBLE 10% PROMISSORY NOTE

                             Due September 30, 2002


April 10, 2001                                                  Denver, Colorado

     EMB Corporation, a Hawaii corporation (hereinafter called the "Issuer"), for value received, hereby promises to pay to the Holder, as defined below, on September 30, 2002 (the "Maturity Date") in immediately available funds in the initial principal amount of Five Hundred Thousand Dollars ($500,000), and to pay interest on the principal sum outstanding at the rate of ten percent (10%) per annum (the "Note Interest Rate"), payable upon maturity or any earlier conversion of this Note.

     Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note is registered on the records of the Issuer regarding registration and transfers of Notes (the "Note Register").

     The principal of, and interest on, this Note are payable in legal tender of the United States of America.

     Unless this Note is earlier redeemed or converted in accordance with its terms, the Issuer will pay the outstanding principal of and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of record of this Note as of the tenth (10th) day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register.


                                    ARTICLE I
                                   DEFINITIONS

     The capitalized terms used in this Note, if not defined herein, shall have the respective meanings specified in the Annex I, Annex of Defined Terms.

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                                   ARTICLE II
                             EXCHANGES AND TRANSFER

     Section 2.1 Exchange and Registration of Transfer of Note. The Holder may, at its option, surrender this Note at the office of the Issuer and receive in exchange therefor a Note or Notes, each in the denomination of Ten Thousand Dollars ($10,000.00) or an integral multiple of $10,000.00 or any amount in excess thereof, but not more than one Note in any lesser amount, each dated of the date of this Note, and payable to the Holder, or subject to Section 4.2 hereof, payable to such other Person, as may be designated by such Holder. The aggregate principal amount of such Note or Notes exchanged in accordance with
Section 2.1 shall equal the aggregate unpaid principal amount of this Note as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Issuer the name and address for all purposes hereof of the Holder of the Note or Notes delivered in such exchange. This Note, when presented for registration of transfer or for exchange or conversion, shall (if so required by the Issuer) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by the Holder.

     Section 2.2 Loss, Theft; Destruction of Note. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and the Issuer shall have no further responsibility whatsoever with respect to the mutilated , destroyed, lost or stolen Note, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of a negotiable instrument or other securities without their surrender.

     Section 2.3 Absolute Owner. The Issuer may deem the person in whose name this Note shall be registered upon the registry books of the issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of this Note, for the Conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary, unless such notice is accompanied by surrender of this Note. All such payments and such conversion shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion so made.


                                   ARTICLE III
                               CONVERSION OF NOTE

     Section 3.1 Optional Conversion; Conversion Price. At the option of the Holder, at any time, from time to time, after seventeen (17) months from issuance of this Note until this Note is paid in full, including accrued interest, this Note may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Note shall be converted

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prior to such date, then that portion that is not so converted), together with interest accrued thereon to the relevant Conversion Date, into Common Stock of the Issuer (calculated as to each conversion to the nearest 1/100th of a share), at the conversion price the ("Conversion Price"), equal to the volume-weighted trading average Closing Bid Price during the ten (10) consecutive Trading Days immediately preceding the Conversion Date (the "Valuation Period"); provided, however, that, in lieu of issuing either or both of the Conversion Shares or Interest Shares, the Issuer may redeem such portion of the principal or interest of this Note in respect of which Conversion has been requested.


     Section 3.2 Exercise of Conversion Privilege.

     (a) In order to exercise the conversion privilege, either in whole or in part, the Holder shall surrender this Note to the Issuer during usual business hours at its principal office and shall give written notice to the Issuer in the form attached hereto in Annex II (the "Conversion Notice") at said office that the Holder elects to convert this Note.

     (b) The Conversion Notice shall specify whether the Holder desires to receive its interest accumulated to date in cash or Interest Shares. If the holder elects to receive Interest Shares, the number of Shares issuable shall be calculated at the same Conversion Price applicable to any conversion of principal of this Note.

     (c) As promptly as practicable upon the receipt of any Conversion Notice, and surrender of this Note, the Issuer shall convert the Note and issue the Common Stock. The Issuer shall (i) issue the Common Stock issuable upon such conversion in accordance with the provisions of this Article 3, and (ii) deliver or direct its transfer agent to deliver by overnight delivery to the Holder a certificate or certificates representing the number of shares of Common Stock to which the Holder is entitled by virtue of such conversion.

     (d) The Conversion Notice shall also state the name (with address) of the person who is to become the holder of the Common Stock issued at conversion in connection with such conversion. Upon surrender for conversion, this Note shall be accompanied by a proper assignment hereof to the Issuer or in blank.

     (e) Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, so long as this Note shall have been surrendered as aforesaid at such time and at such time the rights of the Holder as holder of this Note shall cease and the person or persons in whose name or names the Common Stock issued at conversion shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby.

     (f) The Conversion Notice shall constitute a contract between the Holder and the Issuer, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock that it will be entitled to receive upon such conversion and in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.3), to surrender this Note and to release the Issuer from all liabilities thereon.

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     Section 3.3 Fractional Shares. No fractional share of Common Stock of the
Issuer or scrip representing fractional Common Stock shall be issued upon conversion of this Note. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of this Note, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.00 shall be required.


                                   ARTICLE IV
                                   REDEMPTION

     Section 4.1 Redemption. The Notes being issued hereunder are subject to redemption by the Issuer in whole or in part at any time or from time to time, but not later than the Maturity Date, unless earlier converted or redeemed pursuant to Section 3.1, above. The redemption price payable, in cash, shall be the principal amount of this Note, or such pro rata amount as is then being redeemed, and all interest accrued thereon to the date of redemption, less a discount as follows:

Up to three (3) months after issuance - 40% discount from principal amount;

More than three (3) months, and up to six (6) months after issuance - 30% discount from princpal amount;

More than six (6) months, and up to twelve (12) months after issuance - 20% discount from principal amount;

More than nine (9) months, and up to twelve (12) months after issuance - 10% discount from principal amount.

More than twleve (12) months, and up to eighteen (18) months after issuance - there shall be no discount.

The Notes shall not be thereafter redeemable, without the consent of the holder thereof.

     Section 4.2. Notices, etc. Subject to the provisions of Section 4.1 hereof, the Issuer may, at its option, redeem any or all of the Notes held by any Holder or groups of holders at any time on thirty (30) days notice of redemption. The discount from the principal amount due shall be determined by the date of the written notice of redemption.


                                    ARTICLE V
                        STATUS; RESTRICTIONS ON TRANSFER

     Section 5.1 Status of Note. This Note is a direct, general and unconditional obligation of the Issuer ranking pari passu with all other unsecured indebtedness of the Issuer, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

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         Section 5.2 Restrictions on Transfer. This Note, and any Common Stock
of the Issuer issued according to the terms hereof, have not been and will not be registered under the Securities Act. This Note may not be offered or sold, directly or indirectly, assigned, transferred, hypothecated or pledged in the absence of an effected registration statement under the Securities Act, or the opinion of counsel to the Issuer that such transaction is exempt from registration under the Securities Act.


                                   ARTICLE VI
                                    COVENANTS

     The Issuer covenants and agrees that so long as this Note shall be outstanding:

     Section 6.1 Conversion. The Issuer will punctually issue shares of Common Stock at conversion, according to the terms hereof and of the Purchase Agreement.

     Section 6.2 Notice of Default. If any one or more events occur which constitute or with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand the issuance of Common Stock or take any other action permitted upon the occurrence of any such Event of Default, the Issuer will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

     Section 6.3 Preservation of Existence. The Issuer will preserve and maintain its existence, rights, franchises and privileges that are material to both (i) the performance of its obligations under this Note and (ii) the conduct of its business as presently or proposed to be conducted.

     Section 6.4 Compliance with Laws. The Issuer will comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, including, but not limited to, maintianing compliance with any applicable reporting requirements of the Securities Exchange Act of 1934. In no event, however, shall the provisions of this Seciton 6.4 apply to any failure of the Issuer to comply, where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     Section 6.7 Inspection of Property, Books and Records. The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

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     Section 6.8 Reservation of Conversion Shares. The Issuer shall, at all times, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Issuer shall use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.


                                   ARTICLE VII
                           EVENTS OF DEFAULT; REMEDIES

     Section 7.1 Events of Default. "Event of Default" wherever used herein means any of the following events:

     (a) default in the due and punctual payment of the principal of, or interest on, this Note when and as the same shall become due and payable, and continuance of such default for a period of thirty (30) calendar days; or

     (b) the Issuer shall fail to perform, or observe any covenant, agreement or obligation of the Issuer in this Note and the continuance of such default for a period of forty-five (45) calendar days after there has been given to the Issuer by a Holder a written notice specifying such default and requiring it to be remedied; or

     (c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other Federal or State law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstated and in effect for a period of 90 calendar days; or

     (d) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

     (e) (i) with respect to those debts other than those which exist at the time of the issuance of this Note, the Issuer is unable to pay its debts, as they fall due, stops, or suspends or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its Indebtedness (or any material thereof) that it will or might otherwise be unable to pay when due or seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors of for bankruptcy or is declared bankrupt or a moratorium or statutory management is agreed or declared with respect of or affecting all or any material part of the Indebtedness of the Issuer, or (ii) the Issuer ceases or threatens in writing to cease to carry all or any material part of the business carried on, or proposed to be carried on, by the Issuer taken as a whole and as a result of such cessation or threat of cessation, the Issuer will not be able to perform or comply with its payment obligations under this Notes.

     Section 7.2 Acceleration of Maturity, Rescission and Annulment. If an Event of Default occurs and is continuing following the period in which the Issuer may cure the default, then and in every such case any Holder may either (a) accelerate the holding period requirement of seventeen (17) months and immediately elect to convert all or a portion of the outstanding principal amount of the Note into Conversion Shares, or (b) rescind any Conversion Notice given to the Issuer (but only if the Conversion Shares or the Interest Shares so requested have not then been issued) and obtain payment in immediately available funds for the entire outstanding principal amount of the Note that remains unconverted and unredeemed and all interest accrued thereon, by a notice in writing to the Issuer, and upon any such declaration the principal amount of this Note shall become immediately due and payable by virtue of such rescission.

     Section 7.3 Remedies Not Waived. No course of dealing between the Issuer and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1 Register.

     (a) The Issuer shall keep at its principal office a register in which the Issuer shall provide for the registration of this Note. Upon any transfer of this Note in accordance with the terms of this Note, the Issuer shall register such transfer in the Note Register.

     (b) The Issuer, may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute power if this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of interest on or principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion or conversions so made.

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     Section 8.2 Withholding. To the extent required by applicable law, the
Issuer may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Issuer from any payments made pursuant to this Note.

     Section 8.3 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Colorado.

     Section 8.4 Headings. The headings of the Articles and Sections of this Note are solely for convenience only and do not constitute a part of this Note.


IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its duly authorized officer and attested by its duly authorized officer, on the date of this Note.

                                            EMB CORPORATION


                                            By:      /s/ Ben Campbell
                                                     ---------------------------
                                            Name:    Ben Campbell
                                                     ---------------------------
                                            Title:   President
                                                     ---------------------------
                                      -8-
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                                     ANNEX I
                                 EMB CORPORATION
                         REDEEMABLE CONVERTIBLE 10% NOTE
                             ANNEX OF DEFINED TERMS

     "Business Day" shall mean a day other than Saturday, Sunday or any day on which banks in the State of Colorado are obligated to close.

     "Closing Bid Price" means, for the Common Stock as of any date, the last closing bid price for the Common Stock on the principal securities exchange or trading market on which the Common Stock is listed or traded as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Common Stock is not listed or traded on a securities exchange or trading market, the last closing bid price of the Common Stock on the OTC Bulletin Board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg, or, if no last closing trade price is reported for the Common Stock by Bloomberg, the average of the bid prices of any market makers for such security as reported by Pink Sheets, LLC. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder(s) of the Note. (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

     "Closing Date" shall mean April __, 2001, or any mutually agreed upon other date.

     "Common Shares" or "Common Stock" shall mean shares of the Common Stock, no par value of the Issuer.

     "Conversion Date" shall mean any day on which all or some part of the principal amount of this Note is converted into Conversion Shares in accordance with the terms of this Note.

     "Conversion Notice" shall have the meaning set forth in Section 3.2.

     "Conversion Price" shall have the meaning set forth in Section 3.1.

     "Conversion Shares" shall mean all Common Shares issued or issuable upon conversion of this Note, including the Interest Shares, if any.

     "Event of Default" shall have the meaning set forth in Section 7.1.

     "Holder" means James Saunders and any subsequent holder hereof or of any Notes for which this Note is exchanged pursuant to Article 2.

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     "Indebtedness" shall mean the (i) all indebtedness of the Issuer or other obligations for borrowed money or other claims which would, in accordance with generally accepted accounting principles, be classified as a liability on the balance sheet of the Issuer.

     "Interest Shares" shall mean any Conversion Shares issued or issuable, at the election of any Note holder, in lieu of interest accrued on any Note at the time of conversion.

     "Issuer" shall mean EMB Corporation and any successor corporation by merger, consolidation, sale or exchange of all or substantially all of the Issuer's assets, or otherwise.

     "Note" shall mean this Redeemable Convertible 10% Note or such other Note or Notes exchanged therefor as provided in Section 2.1.

     "Person" shall mean an individual , a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     "Subsidiary" shall mean any entity over which the Issuer has directly or indirectly voting power or other interests sufficient to elect a majority of the board of directors or other persons performing similar functions.

     "Trading Day" shall mean any day on which the principal securities exchange or market or OTC Bulletion Board, as the case may be, shall be open for business.

     "Valuation Period" shall have the meaning set forth in Section 3.1.


                                      -2-

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                                    ANNEX II
                                 EMB CORPORATION
                         REDEEMABLE CONVERTIBLE 10% NOTE

                              NOTICE OF CONVERSION


     (To be Executed by the Registered Holder in order to Convert any Note)


     The undersigned hereby irrevocably elects to convert $_________ of the above Note No._______ into Shares of Common Stock of EMB Corporation (the "Company") according to the conditions set forth in such Note, as of the date written below.

     If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date of Conversion:
                    -----------------------------------------------------

Conversion Price:
                    -----------------------------------------------------

Name of Holder:
                    -----------------------------------------------------

Address:
           --------------------------------------------------------------

           --------------------------------------------------------------


Signature:
           --------------------------------------------------------------
           (Print Name and Title of Signatory)